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                                                                   Exhibit 10.11
                       ASSIGNMENT AND ASSUMPTION AGREEMENT

      This Assignment and Assumption Agreement (this "Agreement") is made as of July 31, 1997, by and among Sovereign Specialty Chemicals, L.P., a Delaware limited partnership (the "Partnership"), Sovereign Specialty Chemicals Corporation (the "General Partner") and Sovereign Specialty Chemicals, Inc., a Delaware corporation (the "Corporation").

      WHEREAS, the Partnership and the General Partner wish to assign certain assets and all of their rights, interests and obligations under certain contracts to the Corporation;

      WHEREAS, the Corporation wishes to assume the obligations of the Partnership and the General Partner under such contracts.

      NOW THEREFORE, the parties hereto agree as follows:

      1. Assignment. The Partnership and the General Partner hereby assign to the Corporation the following assets and all of the Partnership's and the General Partner's rights, interests and obligations under any of the following contracts:

            (a) the Lease among the Partnership and Corporate Center Executive Suites of the Partnership's and the Corporation's offices located at 225 West Washington Street, Suite 2200, Chicago, Illinois 60606;

            (b) the Employment Agreement, dated as of March 31, 1996 among the Partnership, the General Partner and Robert B. Covalt;

            (c) the Employment Agreement, dated as of March 31, 1996 among the Partnership, the General Partner and William T. Schram;

            (d) the Employment Agreement, dated as of June 1, 1997 among the Partnership, the General Partner and Stephen J. Zavodny;

            (e) the Consulting Agreements between the Partnership and each of
      (i) Neal Reddeman, (ii) Karl Loos and (iii) Martyn Howell-Jones;

            (f) any other employment or consulting agreements entered into by the Partnership or the General Partner on or prior to the date hereof;

            (g) all of the capital stock of Sovereign Specialty Chemicals (SPte. Ltd.), a corporation organized under the laws of Singapore owned by the Partnership; and
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            (h) (i) the Executive Note issued on July 31, 1997 to the
      Partnership by Robert Covalt in the principal amount of $1,829,531, (ii) the Executive Note issued on July 31, 1997 to the Partnership by William Schram in the principal amount of $20,896, (iii) the Executive Note issued on July 31, 1997 to the Partnership by William Schram in the principal amount of $120,758, (iv) the Executive Note issued on July 31, 1997 to the Partnership by Louis Pace in the principal amount of $45,000 and (v) the Executive Note issued on July 31, 1997 to the Partnership by Stephen Zavodny in the principal amount of $13,500.

      2. Assumption. The Corporation hereby assumes all obligations, including but not limited to obligations to make lease, salary or consulting fee payments, of the General Partner and the Partnership under all of the agreements specified in paragraph 1.

      3. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same agreement.

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      IN WITNESS WHEREOF, the parties have executed this Agreement as of July
31, 1997.

                              SOVEREIGN CHEMICALS CORPORATION


                              By:  /s/ Robert B. Covalt
                                   ---------------------------------------------
                              Its: Chairman, Chief Executive Officer & President
                                   ---------------------------------------------

                              SOVEREIGN SPECIALTY CHEMICALS, L.P.

                              By:  Sovereign Chemicals Corporation
                              Its: General Partner


                              By:  /s/ Robert B. Covalt
                                   ---------------------------------------------
                              Its: Chairman, Chief Executive Officer & President
                                   ---------------------------------------------

                              SOVEREIGN SPECIALTY CHEMICALS, INC.


                              By:  /s/ Robert B. Covalt
                                   ---------------------------------------------
                              Its: Chairman, Chief Executive Officer & President
                                   ---------------------------------------------


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